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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 20, 2008
Date of Report (Date of earliest event reported)

Level 3 Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado		80021
(Address of principal executive offices)		(Zip Code)

720-888-1000
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2008, the Board of Directors (the “Board”) of Level 3 Communications, Inc. (the “Company”) amended and restated the Company’s By-laws (the “By-laws”) in anticipation of the Company’s filing its Restated Certificate of Incorporation with the Delaware Secretary of State. The Company’s Restated Certificate of Incorporation was described in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders and was approved by the Company’s stockholders at that annual meeting, which was held on May 20, 2008. A copy of the Company’s Restated Certificate of Incorporation is filed as Exhibit 3(i) to this Form 8-K.

To implement the removal of the Company’s classified Board structure, the By-laws had provided for the use of a mechanism to phase out the structure over a two year period. To ensure a smooth transition to the new system and to permit the directors elected prior to the Company's 2006 annual meeting of stockholders to serve out the three-year terms, the elimination of the staggered board structure did not shorten the term of any director elected at or before the Company's 2005 annual meeting of stockholders. As a result of this transition, with the recently completed 2008 annual meeting of stockholders, the classification of the Board has fully terminated, and all directors are now subject to annual election. The Board therefore conformed the provisions of the By-laws with respect to the annual election of directors to the provisions in the Restated Certificate of Incorporation that was filed with the Delaware Secretary of State on May 22, 2008.

In addition, the By-laws were amended to provide that the By-laws may be repealed, altered, amended or rescinded and new by-laws may be adopted by the majority vote of the Board or by the affirmative vote of a majority of the outstanding stock entitled to vote thereon. This amendment was made to conform the By-laws to the corresponding provision in the Company's Restated Certificate of Incorporation.

The amended and restated By-laws are effective as of May 22, 2008.

The descriptions of the changes to the By-laws are qualified in their entirety by reference to the copy of the Amended and Restated By-laws filed as Exhibit 3(ii) to this Form 8-K, which is incorporated by reference as if set forth in full.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements and Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell company transactions

None

(d)	Exhibits
3(i)	Restated Certificate of Incorporation of Level 3 Communications, Inc. dated May 22, 2008
3(ii)	Amended and Restated By-laws of Level 3 Communications, Inc. dated May 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein

Neil J. Eckstein, Senior Vice President

Date: May 23, 2008